SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                        --------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 8, 1998



                       Saxon Asset Securities Corporation
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               (Exact name of registrant as specified in charter)

         Virginia                      34-0-20552                 52-1785164
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
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               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (804) 967-7400
                                                           --------------

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         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

         On December 8, 1998, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 1998-4, pursuant to a Trust Agreement dated as of November 1, 1998 (the "Trust Agreement"), among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee, and the related Standard Terms to Trust Agreement (July 1998 Edition). Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Trust Agreement.

         Certificates   were  issued  with   original   principal   amounts  and
pass-through rates set forth below:

            Designation                       Pass-Through Rate                   Principal Balance

      Class AF-1 Certificates                        6.365%                           $110,000,000
      Class AF-2 Certificates                        6.195%                            $31,000,000
      Class AF-3 Certificates                        6.265%                            $50,000,000
      Class AF-4 Certificates                        6.395%                            $25,000,000
      Class AF-5 Certificates                        6.930%(1)                         $22,391,000
      Class AF-6 Certificates                        6.400%                            $26,487,000
      Class MF-1 Certificates                        6.870%(1)                         $17,507,000
      Class MF-2 Certificates                        7.265%(1)                         $14,462,000
      Class BF-1 Certificates                        8.190%(1)                          $7,612,000
      Class AV-1 Certificates                  Variable (2)(3)                        $181,224,000
      Class MV-1 Certificates                  Variable (2)(3)                         $17,076,000
      Class MV-2 Certificates                    Variable (2)                          $13,771,000
      Class BV-1 Certificates                    Variable (2)                           $8,263,000
      Class C Certificates                         Variable                              (4)
      Class R Certificates                           (5)                                 (4)

(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.

(2)     Variable.

(3) Subject to a cap equal to the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.

(4)     The Class C and Class R Certificates do not have principal balances.

(5)     The Class R Certificates do not have an interest rate.

         The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

         The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1 and Class MV-2 Certificates were purchased by Prudential Securities Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Montgomery
Securities,   LLC  (the   "Underwriters"),   from  the  Seller  pursuant  to  an
Underwriting  Agreement  dated  November  24,  1998,  and  offered  pursuant  to

Registration Statement No. 333-59479 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

         Elections will be made to treat certain assets of the Trust as a real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above will constitute "regular interests" in the Issuing REMIC.

Item 6.  Registrations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma, Financial Information and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits

                  4.1 Trust Agreement dated November 1, 1998, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SAXON ASSET SECURITIES COMPANY


                                     By:   /s/ Bradley D. Adams
                                          --------------------------------------
                                              Bradley D. Adams, Vice President





December 8, 1998